                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                               KELLWOOD COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                               [KELLWOOD LOGO]



                                    2003


                               PROXY STATEMENT

                              KELLWOOD COMPANY
           600 KELLWOOD PARKWAY, ST. LOUIS COUNTY, MISSOURI 63017


                            2003 PROXY STATEMENT
                                     AND
                   NOTICE OF ANNUAL MEETING OF SHAREOWNERS


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareowners of Kellwood Company, a Delaware corporation (hereinafter referred to as "Kellwood"), will be held at 600 Kellwood Parkway, St. Louis County, Missouri 63017, on Thursday, May 29, 2003, at 9 a.m. for the following purposes:

    1. To elect four members to the Board of Directors to hold office for a period of two years and until their successors are duly elected and qualified; and

    2. To transact such other business as may properly come before the meeting, and any adjournments thereof.

         The Board of Directors has fixed the close of business on April 1, 2003 as the record date for determining shareowners entitled to notice of the Annual Meeting and to vote in person or by proxy.

         The Proxy Statement follows this Notice of Annual Meeting. Also accompanying this Notice of Annual Meeting are a Proxy and Kellwood's Annual Report for the fiscal year ended February 1, 2003.


                            By Order of the Board of Directors

                            /s/ Thomas H. Pollihan


                            Thomas H. Pollihan
                            Senior Vice President, Secretary and
                            General Counsel


     St. Louis, Missouri
     April 17, 2003

                            600 KELLWOOD PARKWAY
                      ST. LOUIS COUNTY, MISSOURI 63017
                               PROXY STATEMENT

                ANNUAL MEETING OF SHAREOWNERS - MAY 29, 2003

                             GENERAL INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of Kellwood Company (hereinafter referred to as "Kellwood"), a Delaware corporation, for the Annual Meeting of Shareowners to be held on May 29, 2003. Only shareowners of record at the close of business on April 1, 2003 are entitled to notice of and to vote in person or by proxy at the meeting.

         This Proxy Statement and accompanying proxy are being mailed on or about April 17, 2003. The Kellwood Company Annual Report to Shareowners for the fiscal year ended February 1, 2003 accompanies this Proxy Statement.

         The expense of soliciting proxies for the meeting will be paid for by Kellwood. Those costs include preparing, assembling and mailing the notice, proxy and Proxy Statement, as well as the reasonable fees of brokers, nominees and fiduciaries in supplying proxies to beneficial owners. The solicitation will be made by the use of the mails, through brokers and banking institutions, and by officers and regular employees of Kellwood.

VOTING PROCEDURES

         As a shareowner, you are entitled to one vote per share owned on the record date and, with respect to the election of Directors, you have the right to cumulative voting. Under cumulative voting, you are entitled to a number of votes equal to the number of Directors to be elected, multiplied by the number of shares you own; you may cast all of your votes for one nominee or distribute them in any manner you choose among any number of nominees.

         If you sign and return the accompanying proxy in time, your vote will be recorded in accordance with the specifications on the proxy card. The persons named in the proxy will vote to elect the largest number of the nominees for Director, unless you specify otherwise. If no other persons are nominated for election to the Board, votes represented by a properly executed proxy will be distributed in approximately equal numbers among the nominees set forth below. If allocation is necessary, the persons named in the proxy will use their discretion in making the allocation among nominees. If you do not want your vote distributed in approximately equal numbers among the nominees, or if you do not want to grant the persons named in the proxy discretion to allocate, mark your proxy to indicate how you wish to have your vote distributed.

         The persons named as proxies reserve the right not to vote and to return to a shareowner any proxy in which the authority to vote shares represented thereby is made subject to any condition or conditions by such shareowner other than as expressly provided for in the accompanying proxy.

         With respect to the election of Directors (Proxy Item No. 1), the four nominees receiving the most votes at the meeting, present in person or by proxy, will be elected. Those proxies containing instructions to "Withhold Authority" to vote shares for one or all of the nominees will be counted for the purpose of determining a quorum to transact business, but not entitled to vote for the nominee(s) for which voting authority is being withheld. Broker "non-votes" will not affect the determination of the outcome of the vote on any proposal to be decided at the meeting.

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

         Kellwood's management knows of no matter to be brought before the meeting other than those referred to in the foregoing Notice of Annual Meeting of Shareowners. However, if any other matters properly come before the meeting, the proxies that are signed and returned in time will be voted on those matters in accordance with the judgment of the person or persons voting the proxy. Even if you sign and return your proxy, you may revoke it at any time before the voting either by attending the meeting or by delivering a signed written notice of revocation to the Secretary of Kellwood Company before the meeting begins.

SHAREOWNER PROPOSALS

         If you would like to include a proposal to Kellwood's Proxy Statement for the 2004 Annual Meeting of Shareowners, your submission must be received by the Secretary of Kellwood Company at the principal executive offices in St. Louis no later than December 19, 2003.

         Should you wish to bring a proposal before the 2004 Annual Meeting of Shareowners, but not include it in the Proxy Statement, the written proposal must be received by the Secretary of Kellwood Company at the principal executive offices in St. Louis not less than 60 days nor more than 90 days before the meeting, which is scheduled for June 3, 2004. Such proposal may include nominations for election to the Board of Directors. Additionally, Section 2.10 of the Kellwood Company By-Laws imposes certain information requirements on shareowners wishing to bring business before a shareowner meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         At the close of business on April 1, 2003 (the "record date"), Kellwood Company had 26,249,933 shares outstanding. The table listed below contains information concerning each shareowner that is known by Kellwood to be the beneficial owner of more than five percent of Kellwood's common stock. To the best of our knowledge, no other persons are beneficial owners of five percent or more of Kellwood shares. The information provided below is based solely upon information contained in Schedule 13G filings by the shareowners specified below.

                                                                      NUMBER OF SHARES
                                                                      ----------------
           NAME AND ADDRESS OF BENEFICIAL OWNER                      BENEFICIALLY OWNED       PERCENT OF CLASS
           ------------------------------------                      ------------------       ----------------
     Artisan Partners Limited Partnership                                 2,120,884                 8.08%
     1000 North Water Street, #1770
     Milwaukee, WI  53202

     Barclays Private Bank and Trust Limited (Sussie)                     1,979,720                 7.54%
     10 rue d'Italie
     CH-1204 Geneva
     Switzerland

     Dimensional Fund Advisors Inc.                                       1,515,115                 5.77%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, CA  90401

                            ELECTION OF DIRECTORS
                             (PROXY ITEM NO. 1)

         The Kellwood Certificate of Incorporation provides that the Board of Directors shall consist of not less than three nor more than 15 Directors, with the number of Directors to be fixed by the Board, and that the Board shall be divided into two classes, with one class being elected each year for a two-year term. On May 29, 2002, the Board of Directors amended Section 3.1 of the By-Laws, reducing the number of Directors from nine to eight, due to the death of Director Edward S. Bottum. On March 5, 2003, the Board amended the By-Laws to increase the number of directors back to nine and appointed Larry R. Katzen to fill the resulting vacancy. Mr. Katzen is now standing for election. Directors elected at the annual meeting will serve for two years, or until the 2005 Annual Meeting of Shareowners, and until their respective successors shall have been elected and qualified. The persons named in the accompanying proxy have indicated that they intend to vote for the election of the largest number of nominees set forth below which they can elect under cumulative voting. For a discussion of cumulative voting, see "Voting Procedures" above.

         If any of the following nominees is not available to serve as a Director at the time of election, proxies may be voted for a substitute nominee as well as for the remaining nominees named below. However, Kellwood's management has no reason to anticipate that any nominees will be unavailable.

                 NOMINEEES FOR ELECTION TO SERVE UNTIL 2005

KITTY G. DICKERSON, PH.D., AGE 63

         Director of Kellwood since 1991. Professor and Chair of the Department of Textile and Apparel Management, University of Missouri, Columbia, since 1986.

         Member: Audit, Corporate Governance and Executive Committees

JERRY M. HUNTER, AGE 50

         Director of Kellwood since 1994. Partner at Bryan Cave (law firm) since 1993. General Counsel, National Labor Relations Board, Washington, D.C., from 1989 to 1993.

         Member: Corporate Governance Committee

LARRY R. KATZEN, AGE 57

         Director of Kellwood since March 2003. Managing Partner, Great Plains Region, Arthur Andersen, 1998-2002. Managing Partner, St. Louis office, Arthur Andersen, 1993-2002. Partner, Arthur Andersen, 1978-2002.

         Member: Audit Committee

JANICE E. PAGE, AGE 54

         Director of Kellwood since 2000. Director of R.G. Barry (slipper manufacturer) since 2000. Group Vice President of Sears, Roebuck & Company from 1970 through 1997. Trustee of Glimcher Realty Trust since 2001.

         Member: Compensation Committee

                  DIRECTORS CONTINUING TO SERVE UNTIL 2004

RAYMOND F. BENTELE, AGE 66

         Director of Kellwood since 1993. Positions with Mallinckrodt, Inc. (manufacturer of medical products) have included Corporate Controller and Vice President Financial Administration from 1971 to 1977; Chairman, President and Chief Executive Officer from 1982 until 1992; and Director from 1990 to 2000. Director of IMC Global, Inc. (food crop mineral nutrients) since 1994. Director of Leggett & Platt, Incorporated (manufacturer of engineered products for the home and commercial furnishings industries) since 1995. Director of AMCON Distributing Company (food and convenience product distribution) since 2002.

         Member: Audit, Corporate Governance and Executive Committees

MARTIN BLOOM, AGE 70

         Director of Kellwood since 2000. Chairman of MBI Associates (international consulting) since 1997. Director of Kasper A.S.L., Ltd. (women's apparel) since 2000. Mr. Bloom previously held various positions with The May Department Stores Company, ultimately serving from 1985 to 1996 as President and Chief Executive Officer of the international division.

         Member: Audit and Compensation Committees

LEONARD A. GENOVESE, AGE 68

         Director of Kellwood since 1995. President of Genovese Drug Stores, Inc. (retail chain drug stores) from 1974 to 1999. Chairman of the Board of Genovese Drug Stores, Inc. from 1978 through 1999. Director of TR Financial Corp. (banking) from 1993 until 1999. Director of Aid Auto Stores, Inc. (automotive parts supply) from 1995 to 1998. Director of The Stephan Company (hair care) since 1997. Director of Roslyn Bancorp Inc. (banking) since 1999.

         Member: Compensation and Executive Committees

MARTIN J. GRANOFF, AGE 67

         Director of Kellwood since 1999. Chairman of Val D'or Inc. (men's and women's knitwear) since 1959. Vice Chairman of Koret of California since 1999. Chairman and Chief Executive Officer of Koret, Inc. from 1997 to 1999. Koret is a wholly owned subsidiary of Kellwood Company. Chairman of the American Apparel Manufacturer's Association from 1998 until 1999. Director of National Textiles (spinning and knitting) since November 1997. Director of Manive Investment, LLC (biotechnology) since September 1998.

HAL J. UPBIN, AGE 64

         Director of Kellwood since 1995. Chairman of the Board, President and Chief Executive Officer of Kellwood since 1999. President and Chief Executive Officer of Kellwood from 1997 to 1999. President and Chief Operating Officer of Kellwood from 1994 through 1997. Executive Vice President Corporate Development from 1992 until 1994. Vice President Corporate Development from 1990 to 1992. President of American Recreation Products, Inc. from 1989 to 1992, and Director since 1991. American Recreation Products, Inc. is a wholly owned subsidiary of Kellwood Company. Director of First Banks, Inc., and member of its audit committee, since July 2001.

         Member: Executive Committee

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


                          COMPENSATION OF DIRECTORS

         Directors who are Kellwood employees receive no payment for their services as Directors. Nonemployee Directors are compensated at the rate of $23,000 per year and $1,000 for each Board Meeting attended. Nonemployee Directors also draw attendance fees for committee meetings, as follows:

         Committee Chair: $1,500 per committee meeting attended in person, $750 if attended by telephone. Committee Members: $1,000 per committee meeting attended in person, $500 if attended by telephone. The maximum payment for meeting fees is $2,500 for any one day. Directors are reimbursed for expenses incurred in attending meetings.

         Under the 1995 Stock Option Plan for Nonemployee Directors, as amended and approved by shareowners on May 30, 2002, each person who remains or becomes a Nonemployee Director of Kellwood is granted an option to purchase 2,000 shares of common stock on the first business day after the Annual Meeting of Shareowners at which the person was first elected or continued as a Nonemployee Director. The option price for each share granted to a Nonemployee Director is 100% of the fair market value of the shares subject to option on the date of the option grant. The option price may be paid by check or by the delivery of shares of common stock then owned by the participant.

         The amended 1995 Stock Option Plan for Nonemployee Directors further provides for an annual grant of 100 shares of restricted common stock to each Nonemployee Director. The grant is to be effective immediately following the Annual Meeting of Shareowners and the shares are to be issued out of shares held in treasury.

         Additionally, the Corporate Governance Committee recommended and the Board of Directors adopted in 2001 a requirement that each Director own a minimum number of shares of Kellwood stock. This is to underscore the importance of better aligning the interests of the Directors with those of Kellwood's shareowners. Ownership targets are tied to the amount of the annual retainer paid to Nonemployee Directors. Each new Director must own at least the number of Kellwood shares equivalent in value to one times the annual retainer fee within one year of joining the Board; and at least the number of shares equivalent in value to three times the annual retainer fee within four years of joining the Board. Directors serving when the policy was adopted were required to meet similar ownership requirements by January 31, 2002 and January 31, 2006, respectively. The shares must be actually owned and not just subject to an option to purchase. Stock acquired as a grant or from the actual exercise of stock options will be included.


           CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors is responsible for establishing broad corporate policies and for overseeing the general performance of Kellwood. Written Corporate Governance Principles were formally adopted in 2000 and recently revised in November 2002. The full text of the Corporate Governance Principles is available on Kellwood's website, www.kellwood.com. The Board meets regularly four times per year and holds special meetings as required. The Board met four times in fiscal year 2002. The Board also acted by unanimous written consent on two occasions.

         The Corporate Governance Principles require that the Board of Directors be composed of a substantial majority of independent directors. The Board of Directors has determined that seven of the nine directors meet the independence standards of Kellwood's Corporate Governance Principles and the current and proposed standards of the New York Stock Exchange. The Board has determined that R.F. Bentele, M. Bloom, K.G. Dickerson, L.A. Genovese, J.M. Hunter, L.R. Katzen and J.E. Page are independent directors.

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

         Each Director spends considerable time preparing for and attending Board and Committee meetings. During our most recent fiscal year, each Director attended 100% of the Board and appropriate Committee meetings.

         The Kellwood Corporate Governance Principles require and the Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee and a Corporate Governance Committee (which also has traditional nominating committee responsibilities). With the exception of the Executive Committee, for which H.J. Upbin serves as Chair, each committee is comprised of only independent directors.

         The Executive Committee, between Board meetings, has all the authority of the Board of Directors in the management of the business affairs of Kellwood (except for action relating to dividends and certain fundamental corporate changes). The Board of Directors formally revised the written charter for the Executive Committee in 2001. The full text of this charter is available on our website, www.kellwood.com. The Executive Committee met once during the last fiscal year, on April 16, 2002. The members of the Committee are H.J. Upbin, Chair; R.F. Bentele; K.G. Dickerson and L.A. Genovese.

         The Audit Committee's responsibilities are described under "Report of the Audit Committee" below. The Audit Committee met four times during fiscal year 2002. The Board of Directors formally adopted a written charter for the Audit Committee in 1982. The charter has undergone numerous revisions, the most recent of which was adopted at the March 6, 2003 Board meeting. The full text of this charter is attached hereto as Appendix A and is also available on our website. Members of the Committee are R.F. Bentele, Chair; M. Bloom; K.G. Dickerson and L.R. Katzen. All members of the Audit Committee are independent directors, and the Board, in its business judgment, has determined that all of the Audit Committee members meet the current and proposed independence and financial literacy requirements of the New York Stock Exchange, the Sarbanes Oxley Act of 2002 ("Sarbox"), as well as the standards of Kellwood's Corporate Governance Principles, as those standards apply to audit committees. While the determination and disclosure of an "audit committee financial expert" is not currently required, the Board, in its business judgment, has determined that Mr. Bentele and Mr. Katzen meet the Securities and Exchange Commission's definition of audit committee financial expert and have so designated both as such.

         The Compensation Committee's responsibilities are described under "Report of the Compensation Committee on Executive Compensation" below. The Compensation Committee met twice during fiscal year 2002. The Board of Directors formally adopted the written charter of the Compensation Committee in 2002. The full text of this charter is available on our website. Members of the Committee are L.A. Genovese, Chair; M. Bloom and J.E. Page. All members of the Compensation Committee are independent directors, and the Board, in its business judgment, has determined that they all meet the current and proposed independence standards of the New York Stock Exchange as well as the standards of Kellwood's Corporate Governance Principles, as those standards apply to compensation committees.

         The Corporate Governance Committee's responsibilities include recommending Director nominees to the Board; evaluating Board procedures and the performance of the Board, its members, and its committees; and reviewing developments in the governance of publicly held companies as they may affect Kellwood. The Committee met six times during fiscal year 2002. The Board of Directors formally adopted the written charter of the Corporate Governance Committee in 2001. The full text of this charter is available on Kellwood's website. Members of the Committee are K.G. Dickerson, Chair; R.F. Bentele and J.M. Hunter. All members of the Corporate Governance Committee are independent directors, and the Board, in its business judgment, has determined that they all meet the current and proposed independence standards of the New York Stock Exchange as well as the standards of Kellwood's Corporate Governance Principles, as those standards apply to corporate governance committees.

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

         Kellwood's Corporate Governance Principles require that our non-management directors meet at regularly scheduled executive sessions without management. These executive sessions were held four times during the year. Kellwood's Corporate Governance Principles further establish that the Chair of the Corporate Governance Committee shall be the presiding Director at each of the executive sessions.

         Kellwood has had a formal written Business Ethics and Compliance Policy for several years. This Policy was revised and updated during fiscal 2002. The full text of this Policy is available on our website. This year, Kellwood also adopted a Code of Ethical Conduct for Senior Financial Officers and Financial Management. This Code applies to and has been signed by all key financial management personnel as well as the Chief Financial Officer and the Chief Executive Officer. The full text of the Code of Ethical Conduct for Senior Financial Officers and Financial Management is available on Kellwood's website, www.kellwood.com. The Corporate Governance Committee determined that should any changes to, or waivers of, this Code of Ethical Conduct occur, such changes or waivers will be promptly disclosed on Kellwood's website.

         The following documents are available, free of charge, on the Kellwood website, www.kellwood.com:

         o  SEC Forms 10-K, 10-Q and 8-K;

         o  Kellwood's Corporate Governance Principles;

         o  Business Ethics and Compliance Policy;

         o Code of Ethical Conduct for Senior Financial Officers and Financial Management; and

         o  All Board of Directors Committee Charters


                        REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of Kellwood's Board of Directors is composed of four Directors who satisfy the independence, experience and financial literacy requirements as defined by the current and proposed standards of the New York Stock Exchange, Sarbox and Kellwood's Corporate Governance Principles. Additionally, while Kellwood is not currently required to disclose an "audit committee financial expert," the Board of Directors has determined that Mr. Bentele and Mr. Katzen each meet the SEC definition of such and has so designated each as an audit committee financial expert.

         The responsibilities of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee reviews and reassesses the adequacy of the charter annually and recommends any proposed changes to the Board of Directors for approval. In March 2003, the Board of Directors approved the most recent revision of the charter as set forth in Appendix A of this Proxy Statement. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of Kellwood's independent auditor (public accountant). The Audit Committee is charged with monitoring (1) the integrity of Kellwood's financial statements; (2) compliance with legal and regulatory requirements; (3) the public accountant's qualifications and independence; and (4) the performance of our internal audit function and public accountants.

         Kellwood management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent auditor is responsible for performing an independent audit of Kellwood's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report of their findings. The Committee's responsibility is to monitor and oversee these processes. The Audit Committee, in carrying out its role, relies on Kellwood's senior management, including senior financial management, Kellwood's internal audit function and its independent auditor.

         We reviewed and discussed with senior management, the internal audit function and the independent auditor Kellwood's audited financial statements included in the Fiscal Year 2002 Annual Report to Shareowners. Management has confirmed to us that such financial statements have been prepared with integrity and objectivity, are the responsibility of management, and have been prepared in conformity with generally accepted accounting principles. The Committee continued its long-standing practice of meeting separately with the independent auditor and separately with the internal auditor to have open and frank discussions about Kellwood's financial statements and management. In 2002, we continued our practice of having the full Committee review and discuss with management and representatives of the independent auditor the quarterly earnings announcements in advance of their public release.

         We discussed with PricewaterhouseCoopers LLP, our independent auditor, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditor to provide us with additional information regarding the scope and results of their audit of Kellwood's financial statements, with respect to: (i) their responsibility under generally accepted auditing standards; (ii) significant accounting principles; (iii) management judgments and estimates; (iv) any significant audit adjustments; (v) any disagreements with management; and (vi) any difficulties encountered in performing the audit.

         We received from PricewaterhouseCoopers LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between PricewaterhouseCoopers LLP and Kellwood which, in their professional judgment, may reasonably be thought to affect independence. PricewaterhouseCoopers LLP has discussed its independence with us and has confirmed in its letter that, in its professional judgment, PricewaterhouseCoopers LLP is independent of Kellwood within the meaning of the federal securities laws.

         The Committee adopted a policy related to the review and approval of services provided by the independent auditor. We reviewed and approved all services provided by the independent auditor. Additionally, we considered and concluded that all of the non-audit services (which are described below under "Independent Auditor") provided by the independent auditor were compatible with maintaining the auditor's independence.

         Based on the review and discussions described above with respect to Kellwood's audited financial statements included in Kellwood's Fiscal Year 2002 Annual Report to Shareowners, we recommended to the Board of Directors that such financial statements be included in Kellwood's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

         As specified in the Audit Committee Charter, we recognize that the Committee's job is one of oversight and it is not the duty of the Audit Committee to plan or conduct audits or to determine that Kellwood's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and Kellwood's independent auditor. We are not, nor can we be, employees of Kellwood. We do not, nor can we, serve as accountants or auditors of Kellwood. In giving our recommendation to the Board of Directors, we have relied on management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and on the report of Kellwood's independent auditor with respect to such financial statements. We are not providing any expert or special assurance as to Kellwood's financial statements or any professional certification as to the independent auditor's work.

         This report is submitted by the members of the Committee: Martin Bloom, Kitty G. Dickerson, Larry R. Katzen and Raymond F. Bentele, Chair.

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                    REPORT OF THE COMPENSATION COMMITTEE
                          ON EXECUTIVE COMPENSATION

         The Compensation Committee of Kellwood's Board of Directors is composed of three Directors who satisfy the proposed independence requirements of the New York Stock Exchange as well as the standards of Kellwood's corporate governance principles, as these standards apply to compensation committees. Generally, the Committee's responsibilities include approving salaries of executives of Kellwood, administering and interpreting compensation plans, and granting cash bonuses, stock bonuses and other benefits under such plans. The complete responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter. The Committee reviews and reassesses the adequacy of the charter annually and recommends any proposed changes to the Board of Directors for approval. The most recent revision of the charter was adopted by the Board of Directors in March 2002. The full text of the charter is available on Kellwood's website, www.kellwood.com.

OVERVIEW

         Kellwood's executive officer compensation program consists of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and stock awards, and various benefits including medical and 401(k) savings plans generally available to Kellwood employees.

COMPENSATION POLICIES

         The Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with Kellwood's annual and longer term performance goals, reward above-average performance, recognize individual initiative and achievements, assist in attracting and retaining qualified executives, and build the ownership of Kellwood stock by key managers. The Committee believes that stock ownership by management and stock-based performance compensation help align management's interests with yours, which ultimately enhances shareowner value. The Committee further affirms that bonuses and other forms of incentive-based compensation encourage management to attain preset performance goals for Kellwood.

BASE SALARY

         The Committee reviews each executive officer's salary annually (usually in March) and considers recommendations submitted by the Chief Executive Officer. In determining appropriate salary levels, the Committee considers a variety of sources, including industry surveys, proxy statements and outside consultants. The Committee also considers the level and scope of responsibility, experience, Kellwood and individual performance, and internal equity. The Committee uses its discretion to set executive compensation where external, internal or an individual's circumstances warrant. By design, the Committee strives to set executives' salaries at competitive market levels. Increases are based on comparable companies' practices, Kellwood's achievement of its financial plan, and the individual's performance.

         For 2002, Mr. Upbin was paid a salary of $1,000,000 in accordance with the terms of his Employment Agreement with Kellwood dated December 31, 1999.

         The salary increases for other executive officers in fiscal year 2002 were based on the Committee's review of the return on equity, net earnings as a percent of sales and earnings per share growth over the prior five years.

ANNUAL CASH INCENTIVES

         A Performance Management and Incentive Compensation Plan is extended to executives, managers and professionals whose positions have a significant impact on Kellwood's operating results. Annual cash incentive compensation awards are made to recognize and reward corporate, business unit and individual performance. Goals for company, business unit and individual executives' performance are set at the beginning of each fiscal year. In determining whether to award cash bonuses, the Committee compares Kellwood's financial performance against its annual financial plan and company performance against that of peer companies. Business unit and individual performance are also considered. The amount of any award is determined by the combined financial results of Kellwood and the business unit, and the achievement of the individual's personal objectives. In considering bonuses for executives other than Mr. Upbin, the Committee considers bonus recommendations submitted by the Chief Executive Officer. The Committee also receives an assessment of the performance of each executive from Mr. Upbin and discusses the assessments with him. When assessing the performance of Mr. Upbin, the Committee determines a bonus in accordance with the policies described above. Cash bonuses were awarded for fiscal year 2002 performance. The cash bonus awards were within the policy guidelines of the annual cash bonus program.

ANNUAL STOCK INCENTIVES

         The Committee administers Kellwood's Restricted Stock Compensation Plan and the Corporate Development Incentive Plan, both of which award shares of Kellwood common stock. Under the Restricted Stock Compensation Plan, restricted shares are granted to qualified employees and are released from restrictions ratably over five years. Awards are limited to an aggregate of 25,000 shares for any Plan year. No awards were made under the Restricted Stock Compensation Plan to any executive officers during the fiscal year 2002.

         The Committee selects key executives to participate in the Corporate Development Incentive Plan based upon the following criteria:

         o Ability to significantly affect major decisions and actions that influence the continued growth and profitability of Kellwood;

         o  Value of their continuing service; and

         o  Probable detriment of his or her employment by competitors.

         The Committee selects participants and sets the performance goals, which must be achieved during the measurement period. The measures and objectives may be based on earnings per share, earnings before tax and gains on sale of assets and before adjustments for non-recurring and extraordinary items, or other criteria, which the Committee establishes. Payment of awards under the Plan are made in common stock. An award, if any, is made to a participant by Kellwood at the time the Committee determines that performance goals have been met. Restrictions on the shares lapse and shares are transferred to the participants in installments over approximately three years, provided the shares have not been forfeited. The shares covered by the awards may not be transferred, sold, pledged or otherwise disposed of before the lapse of restrictions. A target award level is established for each executive officer based on his or her level of responsibility. Based on our earnings, a participant may have the opportunity to earn awards in excess of the targeted amounts in the event of Kellwood's outstanding financial performance. Threshold standards required to be met before any stock bonus award is made are also established. In fiscal year 2002, performance goals were exceeded and awards were made to eligible participants in accordance with the terms of the Corporate Development Incentive Plan.

         The Corporate Development Incentive Plan, as amended, was approved by shareowners on May 30, 2002, increasing the number of shares authorized to be issued under the Plan by 1,000,000 shares.

STOCK OPTIONS

         The Committee administers Kellwood's 1995 Omnibus Incentive Stock Plan, which provides for awards of incentive stock options, non-qualified stock options and stock appreciation rights. These awards directly relate the amounts earned by the executives to the amount of appreciation realized by Kellwood's shareowners over comparable periods. Stock options also provide executives with the opportunity to acquire and build a meaningful ownership interest in Kellwood. Awards are generally made at a level calculated to be competitive. See "Option Grants During Fiscal Year 2002."

         The Committee considers stock option awards on an annual basis. These are normally awarded in March. In determining the amount of options awarded, the Committee generally establishes a level of award based on the individual's position and level of responsibility, both of which reflect the executive's ability to influence Kellwood's long-term performance. The number of options previously awarded to and held by executives are also reviewed but are not an important factor in determining the size of the current award. The number of options actually awarded in any year is based on an evaluation of the individual's performance.

OTHER BENEFIT PROGRAMS

         Kellwood has adopted an unfunded, unqualified deferred compensation plan known as the Executive Deferred Compensation Plan (the "Plan") to provide deferred compensation for a select group of management or highly compensated employees. The Plan allows employees to voluntarily defer compensation until termination or retirement. Under the Plan, any employee whose base salary exceeds a level set by the Plan Administrator may enroll in the Plan. The Retirement Savings Committee administers the Plan. For any calendar year, a Participant may defer up to $84,000 in salary as well as up to $84,000 in cash bonus. Kellwood credits the deferred amount to a separate bookkeeping account (the "Account") maintained by the Plan Administrator in the name of the Participant. The Account is increased monthly by an amount equal to one-twelfth of the sum of the prime rate plus 1%.

         The executive officers participate in various health, life and disability insurance programs and a retirement savings 401(k) plan, which are generally made available to all salaried employees. Executive officers also receive certain traditional perquisites that are customary for their positions.

         The Committee believes that the overall program it has adopted, with its emphasis on long-term compensation, serves to focus the efforts of our executives on the attainment of a sustained high rate of company growth and profitability for the benefit of Kellwood and its shareowners.

EXECUTIVE OFFICER AGREEMENTS

         Kellwood has agreements with Mssrs. Upbin, Capps, Pollihan, Joseph and several other officers providing for compensation in connection with termination of employment following a change in control, as well as if all or substantially all of Kellwood's assets are sold, or if Kellwood is liquidated or ceases to function as a going concern. These agreements provide for the payment of a lump sum within five days of the date of termination equal to the sum of (a) two times the officer's highest base salary in effect during the fiscal year in which the date of termination occurs; (b) two times the officer's average annual incentive awards during the last three full fiscal years; (c) the incentive award which, pursuant to any Kellwood benefit plan, had accrued or would have accrued to the officer during the last full fiscal year; and (d) the last bonus award earned by the officer under Kellwood's annual bonus program.

COMPANY POLICY ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Internal Revenue Code Section 162(m) provides that publicly held companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to the CEO and the other four most highly compensated executive officers which is not "performance based" as defined in Section 162(m). Kellwood's policy is to structure its performance based compensation to executive officers to maximize deductibility. However, Kellwood reserves the discretion to pay compensation to its executive officers that might not be deductible.

         This report is submitted by the members of the Committee: Martin Bloom, Janice E. Page and Leonard A. Genovese, Chair.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Jerry M. Hunter, a Director of Kellwood, is a partner in the law firm of Bryan Cave in St. Louis, Missouri. The services of the law firm have been retained during the last fiscal year and during the current fiscal year. Fees paid by Kellwood to Bryan Cave were $70,028, significantly less than five percent of the law firm's gross revenues for that firm's last fiscal year.

         Martin J. Granoff, a Director of Kellwood, has an employment agreement with Kellwood's wholly owned subsidiary, Koret of California, Inc. This agreement was in effect when Kellwood acquired Koret. Under this employment agreement, Mr. Granoff receives $200,000 per year in salary for serving as Vice Chairman of Koret. The employment agreement terminates May 31, 2003 and it is the intention of the parties not to renew or extend the employment relationship. Mr. Granoff has not received a director's fee but he will upon termination of his employment agreement with Koret. Mr. Granoff is Chairman of Val D'or, Inc., an apparel manufacturer, and last fiscal year Kellwood paid approximately $180,000 for product purchased from Val D'or. Prices were at market rates and reached in arm's length negotiations. The volume of business is not considered material to Kellwood and comprises significantly less than five percent of Val D'or's gross revenues.


                             RETIREMENT PROGRAM

PENSION PLAN

         The Kellwood Company Pension Plan was terminated effective
December 7, 2000, and its final distribution of benefits was made in April 2001.

                     COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows the amount of all compensation earned for services in all capacities to Kellwood for the last three fiscal years for the Chief Executive Officer and the other four most highly paid executive officers (the "Named Officers") as of February 1, 2003.


                                                  SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                               ANNUAL COMPENSATION                COMPENSATION AWARDS
                                               -------------------                -------------------

                                                                               RESTRICTED      SECURITIES
NAME AND                                                                         STOCK         UNDERLYING         ALL OTHER
PRINCIPAL POSITION             YEAR       SALARY ($)            BONUS        AWARD(S)($)(1)    OPTIONS(#)    COMPENSATION($)(2)
------------------             ----       ----------            -----        --------------    ----------    ------------------

Hal J. Upbin                   2002      $1,000,000          $1,335,000          $626,000         75,000            $8,000
Chairman, President and        2001       1,000,000             250,000                 0         47,000             6,800
Chief Executive Officer        2000       1,000,000             350,000(3)              0         47,000             5,863

Robert C. Skinner, Jr.(5)      2002        $468,750            $307,950          $179,884         19,500            $8,250
Vice President                 2001         425,000              53,125                 0          7,000             8,265
                               2000         141,667(4)           38,190(3)(4)           0              0                 0

W. Lee Capps, III              2002        $327,500            $242,303          $175,876         19,500            $8,040
Senior Vice President          2001         300,000              41,250                 0         13,000             6,800
Finance and Chief              2000         239,583              67,500(3)              0          6,000             5,505
Financial Officer

Thomas H. Pollihan             2002        $224,167            $150,188           $68,562          9,000            $8,029
Senior Vice President,         2001         215,000              26,875                 0          6,000             6,848
Secretary and                  2000         210,000              48,375(3)              0          6,000             5,438
General Counsel

Roger D. Joseph                2002        $215,500            $104,544           $68,562          9,000             6,256
Vice President Treasurer and   2001         210,000              21,000                 0          6,000             6,823
Investor Relations             2000         201,000              33,305(3)              0          6,000             5,461

------------

(1)  The Corporate Development Incentive Plan, which provides a restricted stock award contingent on the achievement of predetermined performance criteria based on Kellwood's fiscal year performance, vests 25% on the date of grant and 25% each year for the next three years. Dividends are paid on the restricted stock. The amounts shown in the table represent the dollar value based on the stock price at the award date. The restricted awards attributable to the Named Officers for prior fiscal years and in escrow as of February 1, 2003, which are still subject to restrictions under the
     Corporate Development Incentive Plan, valued at the closing price of $23.73 on January 31, 2003, are as follows:  H.J. Upbin, 3,735 shares at $88,631.55; R.C. Skinner, Jr., 0 shares; W.L. Capps,
     III, 394 shares at $9,349.62; T.H. Pollihan, 394 shares at $9,349.62; and R.D. Joseph, 415 shares at $9,847.95.

(2)  Employer matching 401(k) plan contribution.

(3)  This amount represents bonuses earned for the period May 1, 2000 through January 31, 2001.

(4)  R.C. Skinner, Jr. was hired on October 2, 2000.

(5)  R.C. Skinner, Jr. was elected Vice President at the March 7, 2002 Board of Directors meeting.

         The following two tables cover stock options granted to the Named Officers during the fiscal year ended February 1, 2003 as well as the number and value of unexercised stock options held by those officers at the end of the last fiscal year. No SARs were granted in conjunction with the options.


                                              OPTION GRANTS DURING FISCAL YEAR 2002
                                                      INDIVIDUAL GRANTS
                                                ----------------------------                            POTENTIAL REALIZABLE
                                                % OF TOTAL                                                VALUE AT ASSUMED
                              NUMBER OF           OPTIONS                                                  ANNUAL RATES OF
                                SHARES          GRANTED TO         EXERCISE                           STOCK PRICE APPRECIATION
                              UNDERLYING         EMPLOYEES            OR                                  FOR OPTION TERM
                               OPTIONS           IN FISCAL        BASE PRICE      EXPIRATION         ----------------------------
         NAME                 GRANTED (#)         YEAR(1)          ($/SHARE)         DATE              5% ($)             10%($)
----------------------        -----------       ----------        ----------      ----------         ---------          ---------

Hal J. Upbin                    75,000              11.08           25.50           3/8/12           1,202,761          3,048,032

Robert C. Skinner, Jr.          19,500               2.88           25.50           3/8/12             312,718            792,488

W. Lee Capps, III               19,500               2.88           25.50           3/8/12             312,718            792,488

Thomas H. Pollihan               9,000               1.33           25.50           3/8/12             144,331            365,764

Roger D. Joseph                  9,000               1.33           25.50           3/8/12             144,331            365,764

------------

(1) Total options granted during fiscal year 2002 were 676,875 to the Named Officers and all other employees.


                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002 AND FISCAL YEAR-END 2/1/03 VALUES
                                                                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                                                     OPTIONS AT FY-END (#)                AT FY-END ($)
                               SHARES                                        2/1/03                           2/1/03
                            ACQUIRED ON           VALUE
         NAME               EXERCISE(#)       REALIZED($)(1)        EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
-----------------------     -----------       --------------        -------------------------        -------------------------

Hal J. Upbin                   10,800            $111,024                282,660/169,600                  687,062/222,028

Robert C. Skinner, Jr.             -                  -                     1,400/25,100                      1,134/4,536

W. Lee Capps, III               1,500            $  9,210                  28,250/37,400                    57,241/32,880

Thomas H. Pollihan              9,600            $ 95,250                  31,150/21,200                    49,282/28,344

Roger D. Joseph                10,750            $109,215                  45,600/21,300                   116,386/28,344

------------

(1) Value realized is calculated based upon the difference between the exercise price and the value of Kellwood's common stock;
    the value of the stock is based upon the average of the highest and lowest selling prices of Kellwood stock as reported on the New York Stock Exchange Composite Transactions list on the exercise date.

                              PERFORMANCE GRAPH

         The following graph compares the performance of Kellwood common shares with that of the S&P 500 and S&P Apparel, Accessories & Luxury Goods Indices. The graph plots the growth in value of an initial $100 investment over the indicated time periods, with dividends reinvested.


           [FIVE YEAR TOTAL RETURN COMPARISON PERFORMANCE GRAPH]


-----------------------------------------------------------------------------------------------
                                                  1/98    1/99    1/00    1/01    1/02    1/03
-----------------------------------------------------------------------------------------------
Kellwood Co.                                      $100    $ 93    $ 61    $ 80    $ 89     $90
S&P 500 Index                                     $100    $132    $146    $145    $121     $94
S&P Apparel, Accessories & Luxury Goods Index     $100    $ 93    $ 64    $ 89    $100     $85
-----------------------------------------------------------------------------------------------

Note: Total return assumes reinvestment of dividends

                            MANAGEMENT OWNERSHIP
                              OF KELLWOOD STOCK

         Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of shares of Kellwood, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of February 1, 2003, the beneficial ownership of each present Director and Named Officer as a group, of shares of Kellwood's common stock. This information has been furnished to us by the individuals named. As shown in the last column, in some cases a significant number of the shares indicated in the center column as being beneficially owned are actually unissued shares attributable to unexpired options for Kellwood's common stock which are exercisable or first became exercisable within 60 days after February 1, 2003. With the exception of Mr. Granoff, who beneficially owns approximately 2.6%, and Mr. Upbin, who beneficially owns approximately 1.4%, no present Director or Named Officer owns more than 1% of Kellwood's common stock. All Executive Officers and Directors as a group beneficially own approximately 5.7% of the outstanding common stock.

                                                                                 NUMBER OF SHARES INCLUDED
                                                                                     IN PREVIOUS COLUMN
               NAME OF INDIVIDUAL OR                   NUMBER OF SHARES          ATTRIBUTABLE TO UNEXPIRED
                 NUMBER IN GROUP                      BENEFICIALLY OWNED            OPTIONS TO PURCHASE
-----------------------------------------------     ----------------------     -----------------------------

R. F. Bentele..................................               10,000                        7,750
M. Bloom.......................................                3,200                        1,000
W. L. Capps, III...............................               41,510                       34,750
K. G. Dickerson................................                9,050                        7,250
L. A. Genovese.................................               11,343                        6,750
M. J. Granoff..................................              682,544                            0
J. M. Hunter...................................                8,250                        7,150
R. D. Joseph...................................               60,299                       48,600
L. R. Katzen...................................                    0                            0
J. E. Page.....................................                1,200                        1,000(1)
T. H. Pollihan.................................               40,217                       34,150
R. C. Skinner, Jr..............................                6,700                        6,700
H. J. Upbin....................................              365,374                      307,060
All Directors and Executive Officers as a
  group (17 persons including those named).....            1,531,169                      678,880

------------

(1) Does not include 16,600 unexpired options owned by her husband. Mrs. Page disclaims beneficial ownership of these shares.

                             INDEPENDENT AUDITOR

         In the past, the Audit Committee recommended to the Board, for its approval, the independent auditor to serve for the upcoming fiscal year. For fiscal 2003, the Audit Committee retained PricewaterhouseCoopers LLP to serve as Kellwood's independent auditor and the Board ratified this action at its meeting on March 6, 2003.

         Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

INDEPENDENT AUDITOR FEES

         The aggregate fees billed by PricewaterhouseCoopers LLP for audit services rendered for the fiscal years ended February 1, 2003 and 2002, including services in connection with the review of quarterly financial statements during the fiscal year, were $717,584 and $619,975 respectively.

         All fees billed by PricewaterhouseCoopers LLP for all services rendered during fiscal years 2002 and 2001 are summarized in the table below:

                              Fiscal Year 2002    Fiscal Year 2001
Audit fees                          $ 717,584         $ 619,975
Audit related fees                     73,550            19,850
Tax fees                              305,627           124,600
All other fees                         80,956                 -
                              ----------------    --------------
Total fees                        $ 1,177,717         $ 764,425
                              ================    ==============

         Audit related fees billed by PricewaterhouseCoopers LLP in 2002 related to such services as due diligence, accounting consultation, work on the Gerber Childrenswear registration statement, and employee benefit plan audits.

         Tax fees billed by PricewaterhouseCoopers LLP in 2002 related to such services as tax advice and consultations concerning unemployment tax refunds, deductibility of various costs, advance pricing agreements in the Far East and international structuring, as well as general tax services in the Far East and assistance with federal and state income tax preparation.

         All other fees billed by PricewaterhouseCoopers LLP in 2002 related to a review of the security of Kellwood's information system.

         The Audit Committee has advised us that it has reviewed and approved all fees paid to PricewaterhouseCoopers, and it has determined that all services rendered by PricewaterhouseCoopers LLP, our independent auditor, during Kellwood's most recent fiscal year are compatible with maintaining the independence of the auditor.

                                       Thomas H. Pollihan
                                       Senior Vice President, Secretary and
                                       General Counsel

St. Louis, Missouri
April 17, 2003

APPENDIX A

                              KELLWOOD COMPANY

                     AUDIT COMMITTEE CHARTER, AS AMENDED


PURPOSE

         The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, auditing, and reporting practices of the Company, the quality and integrity of the financial reports of the Company released to the shareholders, the public or any governmental body, as well as determining that both management and the auditors are properly discharging their financial statement responsibilities and that the systems of controls which management has established effectively safeguard the assets, real and intangible, of the Company.

         The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditor (a registered public accounting firm). The Audit Committee shall monitor (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence and (4) the performance of the Company's internal audit function and the independent auditor.

RELATIONSHIP TO BOARD OF DIRECTORS

         The Corporate Governance Committee shall appoint the committee members and chairman subject to the approval of the Board of Directors. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial literacy requirements. The members of the Audit Committee shall serve until their successors are appointed and qualify. Compensation for Director activities is the only compensation that an Audit Committee member may receive from the Company.

         Except as expressly provided in this charter or the bylaws of the Company or the Corporate Governance Guidelines of the Company, or as otherwise provided by law or the rules of the New York Stock Exchange, the Audit Committee shall fix its own rules of procedure.

COMPOSITION

         The Audit Committee will be composed of at least three members of the Board of Directors, all of whom are independent as determined in accordance with the New York Stock Exchange Listing Standards and the Sarbanes-Oxley Act of 2002 ("Sarbox"). All members must be financially literate and at least one member must be a "financial expert" pursuant to
Section 407 of Sarbox. No Committee member may serve on the audit committee of more than two other public companies without Board approval.

MEETINGS

         The Audit Committee shall meet at least four times annually and at such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent auditor or the Director of Internal Audit. In addition, the Committee will communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' review procedures.

RESPONSIBILITIES AND DUTIES

         The Audit Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

         The Audit Committee shall have the sole authority to appoint or replace the independent auditors (subject, if applicable, to shareholder ratification), shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors, and shall review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit. The Audit Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Audit Committee. In its capacity as a committee of the Board, the Audit Committee shall be directly responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditors shall report directly to the Audit Committee.

         The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities.

         The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

         The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

         To fulfill its responsibilities and duties the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute to and implement the purposes of the Audit Committee. Those tasks include, but are not limited to:

1) Provide an open avenue of communication between the independent auditor, internal auditor and the Board of Directors. It should be clear that the independent auditor is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company shareholders.

2) Obtain and review a formal written statement from the independent auditor at least annually regarding:
         a) The independent auditor's internal quality-control procedures,
         b) Any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
         c) Any steps taken to deal with any such issues, and
         d) All relationships between the independent auditor and the Company.

         After reviewing this report and the independent auditor's work throughout the year, the Committee will evaluate the auditor's qualifications, performance and independence. This evaluation will include a review and evaluation of the lead partner of the independent auditor. The Committee will also consider whether, in order to assure continuing auditor independence, there should be a rotation of the independent auditor.

3) Review the level of internal and external audit costs. In addition, review with the internal auditor and independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources. Approve the internal audit and independent audit plans at the beginning of each year.

4) Meet, in person or by conference call, with senior management and the independent auditor after their quarterly review and prior to each filing of the Company's Form 10-Q to review and discuss the Company's quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" or similar disclosures, and the matters required to be discussed pursuant to Statement on Auditing Standards (SAS) No. 61, including the results of the independent auditor's reviews of the quarterly financial statements to the extent applicable, significant adjustments or transactions, management judgments and accounting estimates, significant new accounting policies, and disagreements with management.

5) Meet at each of the regularly scheduled meetings with senior management and the independent auditors in separate executive sessions in furtherance of its purposes to review and discuss frankly:
         a) The form and content of the annual financial statements, including:
            (i) Major issues regarding accounting principles and financial statement presentations such as any significant changes in the Company's selection or application of accounting principles,
            (ii) Major issues as to the adequacy of the Company's internal controls,
            (iii) The reasoning for and appropriateness of the accounting principles and disclosure practices adopted by management as regards new transactions and events,
            (iv) Any special audit steps adopted in light of material control deficiencies, and
            (v) Fairness of the presentation in the financial statements of the financial position and operating results, including the adequacy of disclosures made by management.
         b) Disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the matters required to be discussed pursuant to SAS No. 61, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K,
         c) Analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements,
         d) The independent auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices,
         e) The independent auditor's summary risk assessment and control evaluation for the Company, as well as how the audit plan will be developed/adjusted to address the documented environment,
         f) Any management letter provided by the independent auditor's and the Company's response to that letter,
         g) Any accounting adjustments that were noted or proposed by the independent auditor but were passed (as immaterial or otherwise),
         h) Any changes required in the originally contemplated audit plan,
         i) The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company,

         j) The independent auditor's evaluation of:
            (i) The fairness of the presentation in the financial statements of the financial position and operating results, including the adequacy of disclosures made by management,
            (ii) The quality and acceptability of the record keeping, accounting and financial policies and procedures of the Company, and
            (iii) The internal audit department and its audit plan,
                  responsibilities, budget, staffing, and effectiveness in meeting its assigned responsibilities.

6) Review any reports of the independent auditor mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the independent auditor any information with respect to illegal acts in accordance with Section 10A.

7) Discuss with the independent auditor any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

8) Ensure that the lead audit partner of the independent auditor and the audit partner responsible for reviewing the audit are rotated at least every five years as required by Sarbox, and further consider rotation of the independent audit firm itself.

9) Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account (recognizing that Sarbox does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Company's audit as an employee of the independent auditor during the preceding one-year period).

10) Meet with the internal auditor on an ongoing basis and review the audit department's findings at the end of the year to:
         a) Evaluate:
            (i)   The adequacy of the internal controls of the Company,
            (ii) The appropriateness and timeliness of the disposition of recommendations for improvements in internal controls made by the internal or independent auditors.
         b) Review any changes required in the audit department's originally contemplated audit plan.

11) Discuss with management and the independent auditors any problems, difficulties, or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the independent auditor's activities or on access to requested information and management's response thereto.

12) Discuss with the Company's general counsel all pending and current litigation, as well as any regulatory matters that may have a material impact on the Company's financial statements or its compliance and reporting policies.

13) Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14) State within the annual proxy statement whether the Company's Audit Committee adopted a written charter and, if so, include a copy at least every three years. In addition, prepare the Report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the annual proxy statement that names the Committee members and states whether the Committee:

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

         a) Reviewed and discussed the audited financial statements with management,
         b) Discussed with the auditors matters of the types described in SAS No. 61,
         c) Received the written disclosures from the auditors required by Independent Standards Board No. 1, and discussed with the auditors their independence, and
         d) Based on the above, recommended to the full board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

15) Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

16) Review disclosures made by the Company's principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under Sarbox and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

17) Review earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

18)      Review the Company's conflict of interest and ethics program.

19)      Review the Company's Contractor Compliance Program.

20) Perform such other functions as assigned to the Committee by law, the Company's charter or bylaws, or by the Board of Directors of the Company and/or the Chairman of the Board of Directors.

21)      Review annually the Committee's own performance.

                              KELLWOOD COMPANY
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREOWNERS - MAY 29, 2003

     HAL J. UPBIN, THOMAS H. POLLIHAN, and each of them, are hereby appointed proxies of the Shareowner(s) signing the reverse side hereof, with power of substitution acting by a majority of the proxies present and voting, or if only one proxy is present and voting then acting by that one, to vote the shares of Kellwood Company common stock which the Shareowner(s) is (are) entitled to vote, at the ANNUAL MEETING OF SHAREOWNERS to be held at 600 Kellwood Parkway, St. Louis, Missouri on May 29, 2003 at 9:00 A.M., and at any adjournment thereof, with all the powers the signing Shareowners would possess if present. The proxies are instructed to vote as specified on the REVERSE SIDE.

Election of Directors: FOR the maximum number of nominees listed below (except as indicated on the reverse side) who (as selected by the Proxies in their discretion) may be elected pursuant to cumulative voting: K. Dickerson,
J. Hunter, L. Katzen, J. Page.

The shares represented by this Proxy will be voted as specified by the Shareowner(s), but if no specification is made, this proxy will be voted
FOR the election of Directors and all other management proposals, all as set forth in the notice of annual meeting dated April 17, 2003, and the accompanying Proxy Statement. Discretion will be used with respect to voting any other matters that properly come before the meeting.

              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

              Please detach and mail in the envelope provided.


-------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                        DIRECTORS AND "FOR" PROPOSAL 2.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
         PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. /X/
-------------------------------------------------------------------------------

1. Election of Directors

                             NOMINEES
/ / FOR ALL NOMINEES         ( ) K. Dickerson
                             ( ) J. Hunter
                             ( ) L. Katzen
/ / WITHHOLD AUTHORITY       ( ) J. Page
    FOR ALL NOMINEES


/ / FOR ALL EXCEPT
    (See instructions below)






INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ------------ "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (*)
-------------------------------------------------------------------------------






-------------------------------------------------------------------------------
To change the address on your account, please check the box at right and / / indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
-------------------------------------------------------------------------------

                                                        FOR    AGAINST  ABSTAIN
2. In their discretion, any other matter that may       / /      / /      / /
   properly come before the meeting or any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.






Signature of Shareowner                                        Date:
                       --------------------------------------       -----------

Signature of Shareowner                                        Date:
                       --------------------------------------       -----------

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                   APPENDIX


     Page 15 of the printed proxy statement contains a Total Return Comparison Performance Graph. The information contained within the graph is presented in a tabular format immediately following the graph.